UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Global Technology Acquisition Corp. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 3, 2024

Global Technology Acquisition Corp. I

195 US Hwy 50, Suite 309

Zephyr Cove, Nevada 89488

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

OF

GLOBAL TECHNOLOGY ACQUISITION CORP. I

Dear Shareholders of Global Technology Acquisition Corp. I:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “GTAC,” “we,” “us” or “our”), to be held on                     , 2024, at                     , Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting                                         . While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP. The accompanying proxy statement is dated                     , 2024, and is first being mailed to shareholders of the Company on or about                     , 2024.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a) Proposal No. 1 – The Extension Proposal – a proposal, by special resolution, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 25, 2021 (the “IPO”), from October 25, 2024 to          , 20          (the “Extended Date”) or to          , 20          (the “Additional Extension Date”) at the election of the Company on a monthly basis for up to            times by an additional one month each time (the “Extension,” and such proposal, the “Extension Proposal”); and

(b) Proposal No. 2 – The Adjournment Proposal – a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination.

The Charter provides that the Company has until April 25, 2024, or October 25, 2024 at the Company’s election, in two separate three-month extensions from April 25, 2024 subject to satisfaction of certain conditions, including the deposit of up to $209,000 ($0.10 per unit in each case) for each three-month extension into the Trust Account, within which to complete an initial business combination. On April 25, 2024, the Company deposited $209,000 into the Trust Account to fund the initial three-month extension of the Company’s termination date until July 25, 2024. On July 24, 2024, an aggregate of $209,000 was deposited into the Trust Account on the Company’s behalf in order to fund the three-month extension of the date by which the Company must consummate an initial business combination from July 25, 2024 to October 25, 2024. While the Company is currently in discussions regarding various business combination opportunities, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before October 25, 2024 to complete an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company to extend the date by which the Company has to complete an initial business combination.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of the Company’s initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended or amended and restated. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Based upon the amount held in the Trust Account as of June 30, 2024, which was $23,626,000, and estimated interest income and taxes post-June 30, 2024, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.30 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on October 2, 2024, was $11.54. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash upon the approval or effectiveness of the Extension. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2) prior to                     , Eastern Time, on                     , 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete the Company’s initial business combination by October 25, 2024, or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so in person (including virtually) or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so in person (including virtually) or by proxy at the Extraordinary General Meeting.

The Board has fixed the close of business on                     , 2024, as the record date for the Extraordinary General Meeting. Only shareholders of record on                     , 2024, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable. If an initial business combination is not consummated by the Extended Date or the Additional Extension Date, as applicable, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All GTAC shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at                                   . To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of either of the proposals.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact                           , the Company’s proxy solicitor, by calling                           , or banks and brokers can call collect at                           , or by emailing                           .

On behalf of the Company’s board of directors, the Company would like to thank you for your support of Global Technology Acquisition Corp. I.

                      , 2024

By Order of the Board,

Thomas D. Hennessy
Chairman of the Board and Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated                     , 2024 and is first being mailed to the Company’s shareholders with the form of proxy on or about                     , 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Global Technology Acquisition Corp. I

195 US Hwy 50, Suite 309

Zephyr Cove, Nevada 89488

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON                     , 2024

Dear Shareholders of Global Technology Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), will be held on                     , 2024, at                     , Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting                                        . While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

(1) Proposal No. 1—The Extension Proposal—a proposal, by special resolution, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 25, 2021 (the “IPO”), from October 25, 2024 to           , 20           (the “Extended Date”) or to           , 20           (the “Additional Extension Date”) at the election of the Company on a monthly basis for up to            times by an additional one month each time (the “Extension,” and such proposal, the “Extension Proposal”); and

(2) Proposal No. 2—The Adjournment Proposal—a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of the Company’s public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so in person (including virtually) or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon, do so in person (including virtually) or by proxy at the Extraordinary General Meeting.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of the Company’s initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended or amended and restated. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash upon the approval or effectiveness of the Extension. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2) prior to                     , Eastern Time, on                     , 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor was originally Global Technology Acquisition I Sponsor LP, an exempted limited liability partnership registered in the Cayman Islands (the “Former Sponsor”). On April 19, 2024, the Company, the Former Sponsor and HCG Opportunity II, LLC, a Delaware limited liability company (the “Sponsor”), entered into a securities purchase agreement that resulted in a change in control of the Company. The Sponsor, the Former Sponsor and all other holders of Class B Ordinary Shares have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s 10,500,000 private placement warrants, which will expire worthless if the Company fails to complete its initial business combination by October 25, 2024 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.00 per public share or (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, expenses relating to the administration of the Trust Account and limited withdrawals for working capital, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $11.30 (based on the amount held in the Trust Account as of June 30, 2024 and estimated interest income and taxes post-June 30, 2024). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $11.30 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved and the Extension is implemented, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date or the Additional Extension Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension is implemented.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $23,626,000 that was in the Trust Account as of June 30, 2024. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on                     , 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 7,089,996 Ordinary Shares issued and outstanding, consisting of 3,389,996 Class A Ordinary Shares and 3,700,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact                   , the Company’s proxy solicitor, by calling                   , or banks and brokers can call collect at                   , or by emailing                        .

By Order of the Board,

Thomas D. Hennessy
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON                     , 2024

This Notice of Extraordinary General Meeting and Proxy Statement are available at                                        .

Global Technology Acquisition Corp. I

PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING

To Be Held at                     , Eastern Time, on                     , 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “GTAC,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on                     , 2024, at                     , Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting                                      . While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP.

1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in the Company’s filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

2

RISK FACTORS

You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in the Company’s filings with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in the Company’s securities. Furthermore, if any of the following events occur, the Company’s business, financial condition and operating results may be materially adversely affected or the Company could face liquidation. In that event, the trading price of the Company’s securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones the Company faces. Additional risks and uncertainties that the Company is unaware of, or that the Company currently believes are not material, may also become important factors that adversely affect the Company’s business, financial condition and operating results or result in the Company’s liquidation.

Even if the Extension Proposal is approved and the Extension is implemented, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate an initial business combination by October 20, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.

Our IPO Registration Statement on Form S-1 was declared effective by the SEC on October 20, 2021 and our securities are currently listed on the Nasdaq Global Market. Pursuant to our Charter, we have until October 25, 2024 to consummate our initial business combination and, if the Extension Proposal is approved and the Extension is implemented, we will have until                        , 2025 to consummate our initial business combination. However, the rules of the Nasdaq Stock Market LLC (“Nasdaq”) currently require special purpose acquisition companies (“SPACs”) such as us to satisfy certain listing conditions, including the requirement that a SPAC must complete one or more business combinations within 36 months following the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). If a SPAC does not meet the 36-Month Requirement, it will be subject to a suspension of trading or delisting from Nasdaq.

Under the current Nasdaq rule, a SPAC not in compliance with the 36-Month Requirement can request a hearing before the Nasdaq Hearings Panel, which would have the effect of staying any potential delisting. However, in July 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the procedures and the SEC approved the proposed rule change, which includes removing the stay relating to the 36-Month Requirement (the “New Nasdaq Rules”). As a result, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading through the pendency of the Hearings Panel’s review. In addition, the scope of the Hearings Panel’s review would be limited, as the Hearings Panel may only reverse a Staff Delisting Determination where it determines that the Staff Delisting Determination was made in error and that the SPAC never failed to satisfy the 36-Month Requirement. The New Nasdaq Rules contained a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the 36-Month Requirement. The New Nasdaq Rules will become operative on October 7, 2024.

Accordingly, unless we are able to consummate an initial business combination on or prior to October 20, 2024, even if the Extension Proposal is approved and the Extension is implemented, the Extension will not be in compliance with Nasdaq rules, and our securities will be suspended from trading on Nasdaq and subject to potential delisting. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	appearing to be less attractive to potential target companies than an exchange-listed SPAC;

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares is a “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, offers and sales of our securities by us may be subject to state securities regulation and additional compliance costs.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date (or Additional Extension Date, if applicable). Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

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The SEC has issued final rules to regulate SPACs that may increase our costs and the time needed to complete an initial business combination.

On January 24, 2024, the SEC adopted final rules, effective as of July 1, 2024 (the “SPAC Rules”), that formally adopt some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projects and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules may increase the costs of and the time needed to negotiate and complete an initial business combination.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the Extension Proposal at the Extraordinary General Meeting.

The Sponsor, certain members of the Board and our officers may have interests in the proposal that may conflict with those of other shareholders in recommending that shareholders vote in favor of the Extension Proposal. These interests include, among other things, Class B Ordinary Shares held by the Sponsor and certain of our directors and officers, which will be worthless (as the Sponsor and such directors and officers have waived liquidation rights with respect to such shares), and the private placement warrants held by the Sponsor, which will expire worthless if the Extension Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits set forth in the Charter. Furthermore, certain of the Company’s directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor and the directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and they therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting. These interests may influence our Board in making its recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal 1 — The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers.”

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $           in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.

Pursuant to the Inflation Reduction Act of 2022, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the Excise Tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Company’s Board for use at the Extraordinary General Meeting to be held in person or virtually on                     , 2024, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

GTAC is a blank check company incorporated on February 9, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

In February 2021, the Former Sponsor paid $25,000, or approximately $0.004 per share, to cover certain of the Company’s offering and formation costs in consideration of 6,468,750 Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”). On June 30, 2021, the Former Sponsor surrendered 2,156,250 Class B Ordinary Shares for no consideration, resulting in 4,312,500 shares outstanding of which 562,500 were subject to forfeiture in the event the underwriters’ over-allotment option is not exercised. On October 20, 2021, the Board approved a 1.16666667 for 1 share dividend for each Class B Ordinary Share outstanding, resulting in 5,031,250 Class B Ordinary Shares outstanding of which 656,250 were subject to forfeiture in the event the underwriters’ over-allotment option was not exercised. As a result of the underwriters’ election to partially exercise their over-allotment option, on December 5, 2021, 31,250 Class B Ordinary Shares were forfeited, resulting in an aggregate of 5,000,000 Class B Ordinary Shares issued and outstanding. All share and per share amounts have been restated. Prior to the initial investment in the Company of $25,000 by the Former Sponsor, the Company had no assets, tangible or intangible. The per share price of the Class B Ordinary Shares was determined by dividing the amount contributed to the Company by the number of Class B Ordinary Shares issued. On July 11, 2021, the Former Sponsor transferred 40,000 Class B Ordinary Shares to all except one of the Company’s then independent directors, at their original purchase price.

On October 25, 2021, the Company consummated its initial public offering (“IPO”) of 20,000,000 units, which included the partial exercise of the underwriters’ option to purchase an additional 2,500,000 units, at $10.00 per unit. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares” and, together with the Class B Ordinary Shares, “Ordinary Shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, GTAC completed the private placement of 10,500,000 private placement warrants (the “Private Placement” and, collectively, the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Former Sponsor, generating gross proceeds to the Company of $10,500,000. Following the closing of the IPO and the Private Placement, a total of $204,000,000 of the net proceeds from its IPO and the Private Placement were placed in a trust account at JPMorgan Chase Bank, N.A. (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. The Company’s Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if the Company does not complete the Company’s initial business combination by October 25, 2024 (or such later date as may be approved by the Company’s shareholders).

On April 19, 2024, the Company, the Sponsor and the Former Sponsor entered into a securities purchase agreement pursuant to which the Sponsor acquired 3,500,000 Class B Ordinary Shares and 7,350,000 Private Placement Warrants from the Former Sponsor. Following the transactions, the Former Sponsor retained 3,150,000 Private Placement Warrants, 1,300,000 non-redeemable Class A Ordinary Shares and 164,000 Class B Ordinary Shares (following the substantially concurrent transfer by certain of the former independent directors of the Company of 84,000 Class B Ordinary Shares to the Former Sponsor). Such former independent directors of the Company retained an aggregate of 36,000 Class B Ordinary Shares.

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While the Company is currently in discussions regarding various business combination opportunities, the Board has determined that there may not be sufficient time before October 25, 2024 to complete an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date or up to the Additional Extension Date, if applicable, in order that the Company’s shareholders are given the chance to participate in an investment opportunity.

What is being voted on?

You are being asked to vote on the following proposals:

(1) A proposal, by special resolution, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amended and restated Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (a) consummate an initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (c) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from October 25, 2024 to            , 20            (the “Extended Date”) or to            , 20            (the “Additional Extension Date”) at the election of the Company on a monthly basis for up to             times by an additional one month each time (the “Extension,” and such proposal, the “Extension Proposal”); and

(2) A proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Company’s initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board.                      and                      have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at                     , Eastern Time, on                     , 2024, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting                                     . The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

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Why should I vote to approve the Extension Proposal?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date, and up until the Additional Extension Date if applicable. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by April 25, 2024, or by October 25, 2024 at the election of the Company in two separate three-month extensions subject to satisfaction of certain conditions, including the deposit of up to $209,000 ($0.10 per unit in each case) for each three-month extension, into the Trust Account, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses) divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. On April 25, 2024, the Company deposited $209,000 into the Trust Account to fund the initial three-month extension of the Company’s termination date until July 25, 2024. On July 24, 2024, an aggregate of $209,000 was deposited into the Trust Account on the Company’s behalf in order to fund the three-month extension of the date by which the Company must consummate an initial business combination from July 25, 2024 to October 25, 2024.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and the Company’s belief that an initial business combination offers an attractive investment for the Company’s shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. The Company will not proceed with the Extension if redemptions of public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is implemented, the Company will have until the Extended Date or the Additional Extension Date, as applicable, to complete an initial business combination, unless the Company obtains any additional extension.

The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

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How do the Company insiders intend to vote their shares?

The Sponsor, the Former Sponsor and the Company’s current directors and officers and their permitted transferees (collectively, the “Insider Shareholders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Insider Shareholders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Insider Shareholders beneficially owned and were entitled to vote 4,964,000 Ordinary Shares, which represents 70.0% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. The Sponsor may provide such shareholders either Class B Ordinary Shares, membership interests in the Sponsor or other consideration pursuant to such non-redemption agreements or other transactions. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.30 per share, based on the amounts held in the Trust Account as of June 30, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

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Who is the Company’s Sponsor?

The Company’s sponsor is HCG Opportunity II, LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 3,500,000 Ordinary Shares, all of which are Class B Ordinary Shares. HCG Opportunity II MM, LLC is the managing member of the Sponsor, and Thomas D. Hennessy and Daniel J. Hennessy are the managing members of HCG Opportunity II MM, LLC. Each of HCG Opportunity II MM, LLC, Thomas D. Hennessy and Daniel J. Hennessy have beneficial ownership, shared voting power and shared dispositive power with regards to the Ordinary Shares held of record by the Sponsor.

The Company’s former sponsor was Global Technology Acquisition I Sponsor LP, an exempted limited liability partnership registered in the Cayman Islands. On April 19, 2024, the Company, the Former Sponsor and the Sponsor entered into a securities purchase agreement that resulted in a change in control of the Company. The Former Sponsor currently owns an aggregate of 1,464,000 Ordinary Shares, comprised of 1,300,000 Class A Ordinary Shares and 164,000 Class B Ordinary Shares.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so in person (including virtually) or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon, do so in person (including virtually) or by proxy at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Insider Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares (other than 1,300,000 Class A Ordinary Shares held by the Former Sponsor) they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by October 25, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

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If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete an initial business combination prior to October 25, 2024. If the Extension Proposal is approved and the Extension is implemented, the Company expects to continue evaluating business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of the Extension Proposal by a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amended and restated Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants are expected to remain publicly traded (or quoted on an over-the-counter market), subject to the risks related to possible suspension and delisting from Nasdaq described below and in “Risk Factors—Even if the Extension Proposal is approved and the Extension is implemented, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate an initial business combination by October 20, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.” The Company will not file such amended and restated Charter or proceed with the Extension if redemptions of public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or fund the Company’s working capital requirements, from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor will continue to have the right to receive payments from the Company of $10,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of October 20, 2021, by and between the Company and the Former Sponsor, as assigned by the Former Sponsor to the Sponsor on April 19, 2024 (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

The Company will announce preliminary voting results at the Extraordinary General Meeting. The Company will also disclose voting results on a Current Report on Form 8-K that the Company will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

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Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Company’s Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89488, attn.: Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on            , 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General meeting, and voting in person, in which case any proxy that you have given will be revoked and only the vote you cast at the Extraordinary General Meeting will be counted. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the proposals is a “non-discretionary” item. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner with respect to such item, but does have discretionary voting power over other “discretionary” items or receives voting instructions from the beneficial owner with respect to other items and submits votes for those matters. As a result, no bank, broker or other nominee will be permitted to vote your shares without receiving instructions. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and will have no outcome on any of the Proposals.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have no effect on the outcome on the Adjournment Proposal but will have the same effect as a vote “AGAINST” the Extension Proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Company’s Charter and the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters but will have no effect on the outcome of the proposals. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each of the proposals is a “nondiscretionary” matter.

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Who can vote at the Extraordinary General Meeting?

Holders of the Company’s Ordinary Shares as of the close of business on            , 2024, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 7,089,996 Ordinary Shares issued and outstanding, consisting of 3,389,996 Class A Ordinary Shares and 3,700,000 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. As of the record date, the Insider Shareholders own most of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 51.7% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders. If the Company’s shares are registered directly in your name with the Company’s transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If the Company’s shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, the Company refers to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares and Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal—Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Company’s Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

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What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses) divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete the Company’s initial business combination by October 25, 2024 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date or up to the Additional Extension Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

The Company is listed on The Nasdaq Stock Market LLC. Nasdaq IM-5101-2 requires that a SPAC must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Extension that we are requesting at the Extraordinary General Meeting will extend until the            -month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, the Extension does not comply with Nasdaq rules and there is a risk that, even if the Extension Proposal is approved and the Extension is implemented, unless we complete a business combination by October 20, 2024, we may be subject to suspension and delisting from Nasdaq due to our non-compliance with that requirement. For more information, see the section entitled “Risk Factors—Even if the Extension Proposal is approved and the Extension is implemented, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate an initial business combination by October 20, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

How are the funds in the Trust Account currently being held?

With respect to the regulation of SPACs like the Company, on January 24, 2024, the SEC issued the SPAC Rules, which became effective on July 1, 2024, relating to, among other items, disclosures in business combination transactions involving SPACs, such as us, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, based on certain facts and circumstances such as duration, asset composition, sources of income, business purpose and activities of the SPAC and its management team in furtherance of such goals.

To mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company previously instructed the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation.

How do I vote?

If you were a holder of record of Ordinary Shares on           , 2024, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

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How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash upon the approval or effectiveness of the Extension. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2) prior to           , Eastern Time, on           , 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of June 30, 2024, which was $23,626,000, and estimated interest income and taxes post-June 30, 2024, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.30 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on October 2, 2024, was $11.54. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged                       (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay the Proxy Solicitor a fee of approximately $                , plus associated disbursements for the Extraordinary General Meeting, and will reimburse the Proxy Solicitor for its reasonable out-of-pocket expenses and indemnify the Proxy Solicitor against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

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Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s subsequent Quarterly Reports on Form 10-Q, you should contact:

Global Technology Acquisition Corp. I

195 US Hwy 50, Suite 309

Zephyr Cove, Nevada 89488

Telephone: (307) 203-7980

You may also contact the Company’s proxy solicitor at:

Telephone:

Email:

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to           , Eastern Time, on           , 2024 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

15

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on           , 2024, at           , Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, or virtually via live webcast at                                    , to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

(1) Proposal No. 1—The Extension Proposal—a proposal, by special resolution, to amend and restate the Company’s Charter pursuant to an amended and restated Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (a) consummate an initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (c) redeem all of the Class A Ordinary Shares, from October 25, 2024 to the Extended Date or to the Additional Extension Date at the election of the Company on a monthly basis for up to               times by an additional one month each time; and

(2) Proposal No. 2—The Adjournment Proposal—a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on           , 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 7,089,996 Ordinary Shares issued and outstanding, consisting of 3,389,996 Class A Ordinary Shares and 3,700,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Company’s Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters but will have no effect on the outcome of the Proposals. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals constitutes a “non-discretionary” matter.

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Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so in person (including virtually) or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and will have no effect on the outcome of the Proposals.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who vote in person (including virtually) or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the proposals.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting                                          . You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. Abstentions and broker non-votes will have no effect on the outcome of the proposals. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor,                  , at                   or by sending a letter to                  , or by emailing                        .

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89488, attn.: Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on           , 2024) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

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Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at           , Eastern Time, on           , 2024, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Sidley Austin LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged the Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay the Proxy Solicitor a fee of approximately $                plus associated disbursements for the Extraordinary General Meeting, and will reimburse the Proxy Solicitor for its reasonable out-of-pocket expenses and indemnify the Proxy Solicitor against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact the Proxy Solicitor at:

Telephone:

Email:

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Company’s Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada, 89488. The Company’s telephone number is (307) 203-7980. Its corporate website address is www.gtac.io. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

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PROPOSAL NO. 1—THE EXTENSION PROPOSAL

Background

In February 2021, the Former Sponsor paid $25,000, or approximately $0.004 per share, to cover certain of the Company’s offering and formation costs in consideration of 6,468,750 Class B Ordinary Shares, par value $0.0001. On June 30, 2021, the Former Sponsor surrendered 2,156,250 Class B Ordinary Shares for no consideration, resulting in 4,312,500 shares outstanding of which 562,500 were subject to forfeiture in the event the underwriters’ over-allotment option is not exercised. On October 20, 2021, the Board approved a 1.16666667 for 1 share dividend for each Class B Ordinary Share outstanding, resulting in 5,031,250 Class B Ordinary Shares outstanding of which 656,250 were subject to forfeiture in the event the underwriters’ over-allotment option was not exercised. As a result of the underwriters’ election to partially exercise their over-allotment option, on December 5, 2021, 31,250 Class B ordinary shares were forfeited, resulting in an aggregate of 5,000,000 Class B Ordinary Shares issued and outstanding. All share and per share amounts have been restated. Prior to the initial investment in the Company of $25,000 by the Former Sponsor, the Company had no assets, tangible or intangible. The per share price of the Class B Ordinary Shares was determined by dividing the amount contributed to the Company by the number of Class B Ordinary Shares issued. On July 11, 2021, the Former Sponsor transferred 40,000 Class B Ordinary Shares to all except one of the Company’s then independent directors, at their original purchase price.

On October 25, 2021, the Company consummated its IPO of 20,000,000 units, which included the partial exercise of the underwriters’ option to purchase an additional 2,500,000 units, at $10.00 per unit. Each unit consists of one Class A Ordinary Share and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, GTAC completed the private placement of 10,500,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Former Sponsor, generating gross proceeds to the Company of $10,500,000. Following the closing of the IPO and the Private Placement, a total of $204,000,000 of the net proceeds from its IPO and the Private Placement were placed in the Trust Account with Continental acting as trustee. The Company’s Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if it does not complete the initial business combination by October 25, 2024 (or such later date as may be approved by the Company’s shareholders).

On April 19, 2024, the Company, the Sponsor and the Former Sponsor entered into a securities purchase agreement pursuant to which the Sponsor acquired 3,500,000 Class B Ordinary Shares and 7,350,000 Private Placement Warrants from the Former Sponsor. Following the transactions, the Former Sponsor retained 3,150,000 Private Placement Warrants, 1,300,000 non-redeemable Class A Ordinary Shares and 164,000 Class B Ordinary Shares (following the substantially concurrent transfer by certain of the former independent directors of the Company of 84,000 Class B Ordinary Shares to the Former Sponsor). Such former independent directors of the Company retained an aggregate of 36,000 Class B Ordinary Shares.

The Extension

The Company is proposing to amend and restate the Charter by special resolution pursuant to an amended and restated Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares from October 25, 2024 to the Extended Date or to the Additional Extension Date at the election of the Company on a monthly basis for up to               times by an additional one month each time.

Reasons for the Proposal

The Charter provides that the Company has until April 25, 2024, or October 25, 2024 at the Company’s election, in two separate three-month extensions from April 25, 2024 subject to satisfaction of certain conditions, including the deposit of up to $209,000 ($0.10 per unit in each case) for each three-month extension into the Trust Account, within which to complete an initial business combination. On April 25, 2024, the Company deposited $209,000 into the Trust Account to fund the initial three-month extension of the Company’s termination date until July 25, 2024. On July 24, 2024, an aggregate of $209,000 was deposited into the Trust Account on the Company’s behalf in order to fund the three-month extension of the date by which the Company must consummate an initial business combination from July 25, 2024 to October 25, 2024. While the Company is currently in discussions regarding various business combination opportunities, the Board has determined that there may not be sufficient time before October 25, 2024 to complete an initial business combination. Accordingly, the Board believes that in order to be able to complete an initial business combination, it is appropriate to continue the Company’s existence until the Extended Date or up to the Additional Extension Date, as applicable. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date or up to the Additional Extension Date, if applicable.

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The Charter currently provides that if the Company does not complete an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and its belief that an initial business combination offers an attractive investment for its shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

The Sponsor

The Company’s Sponsor is HCG Opportunity II, LLC, a Delaware limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 3,500,000 Ordinary Shares, all of which are Class B Ordinary Shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

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The Insider Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s 10,500,000 Private Placement warrants, which will expire worthless if the Company fails to complete an initial business combination by October 25, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved and the Extension is implemented, the Company will file an amended and restated Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date or up to the Additional Extension Date, if applicable. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants are expected to remain publicly traded (or quoted on an over-the-counter market), subject to the risks related to possible suspension and delisting from Nasdaq described below and in “Risk Factors—Even if the Extension Proposal is approved and the Extension is implemented, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate an initial business combination by October 20, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.” The Company will then continue to work to consummate its initial business combination by the Extended Date or up to the Additional Extension Date, if applicable.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Company’s initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or up to the Additional Extension Date, if applicable.

If the Extension Proposal is approved and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the Extension is implemented, and the amount remaining in the Trust Account may be significantly less than the $23,626,000 that was in the Trust Account as of June 30, 2024. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, the Company will not proceed with the Extension if the number of redemptions of the Company’s public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor will continue to have the right to receive payments from the Company of $10,000 per month for office space and administrative and support services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

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The Company is listed on The Nasdaq Stock Market LLC. Nasdaq IM-5101-2 requires that a SPAC must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Extension that we are requesting at the Extraordinary General Meeting will extend until the             -month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, the Extension does not comply with Nasdaq rules and there is a risk that, even if the Extension Proposal is approved and the Extension is implemented, unless we complete a business combination by October 20, 2024, we may be subject to suspension and delisting from Nasdaq due to our non-compliance with that requirement. For more information, see the section entitled “Risk Factors—Even if the Extension Proposal is approved and the Extension is implemented, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate an initial business combination by October 20, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Redemption Rights

In connection with the approval of the Extension Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date or up to the Additional Extension Date, if applicable.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO           , EASTERN TIME, ON           , 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash upon the approval or effectiveness of the Extension. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2) prior to           , Eastern Time, on           , 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to the Company’s transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of June 30, 2024, which was $23,626,000 and estimated interest income and taxes post-June 30, 2024, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.30 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on October 2, 2024, was $11.54. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A Ordinary Shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	S-corporations;

●	governments or agencies or instrumentalities thereof;

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●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation or considerations under any applicable tax treaty.

We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A Ordinary Shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

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United States Federal Income Tax Consequences of the Redemption to U.S. Holders

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A Ordinary Shares are redeemed pursuant to an election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A Ordinary Shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. The amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so disposed of. The deductibility of capital losses is subject to certain limitations.

If the redemption does not qualify as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as receiving a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends generally will be taxed at the lower applicable long-term capital gains rate only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States (such as Nasdaq) and certain holding period and other requirements are met, including that we are not treated as a PFIC during the taxable year in which the dividend is paid or in the preceding taxable year. It is unclear whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the applicable holding period requirements are not satisfied, a non-corporate U.S. Holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A Ordinary Shares. To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A Ordinary Shares, but not below zero, and then will be treated as gain from the sale of our Class A Ordinary Shares. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Whether a redemption pursuant to an election qualifies for sale treatment will depend largely on the total number of our Class A Ordinary Shares treated as held by the U.S. Holder (including any Class A Ordinary Shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A Ordinary Shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours (including as a result of owning warrants). The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

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If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code, and as to the allocation of remaining tax basis.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Class A Ordinary Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of Class A Ordinary Shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ended December 31, 2021, December 31, 2022 and December 31, 2023, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2024. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares, which would include a redemption pursuant to an election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A Ordinary Shares), which may include a redemption pursuant to an election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

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QEF Election

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the QEF election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder has made a QEF election with respect to our Class A Ordinary Shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Election

If we are a PFIC and our Class A Ordinary Shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A Ordinary Shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A Ordinary Shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A Ordinary Shares pursuant to an election will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A Ordinary Shares under their particular circumstances.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A Ordinary Shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Proceeds of a redemption of our Class A Ordinary Shares pursuant to an election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

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Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDER’S ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER ANY STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, that the Third Amended and Restated Memorandum and Articles of Association of Global Technology Acquisition Corp. I, in the form attached to the proxy statement as Annex A and incorporated by reference therein, be adopted by the deletion in their entirety of the Second Amended and Restated Memorandum and Articles of Association of Global Technology Acquisition Corp. I and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association, with effect from such date as the Board of the Company may determine.”

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes , while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, and up to $100,000 of interest to pay dissolution expenses) divided by the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Insider Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Insider Shareholders beneficially owned and were entitled to vote an aggregate 4,964,000 Ordinary Shares, all of which are Class B Ordinary Shares, constituting 70.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Class B Ordinary Shares and their respective ownership thereof.

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In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. The Sponsor may provide such shareholders either Class B Ordinary Shares, membership interests in the Sponsor or other consideration pursuant to such non-redemption agreements or other transactions. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.30 per share, based on the amounts held in the Trust Account as of June 30, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, the Former Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, the 3,500,000 Class B Ordinary Shares held by the Sponsor (whose members include certain of the Company’s directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 7,350,000 Private Placement Warrants held by the Sponsor;

●	If the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, the 1,300,000 Class A Ordinary Shares held by the Former Sponsor will be worthless (as the Former Sponsor has waived liquidation rights with respect to such shares), as will the 3,150,000 Private Placement Warrants held by the Former Sponsor;

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●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party (other than the Company’s independent auditors) for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by October 25, 2024, or by the applicable deadline as may be extended, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the Company’s officers or directors has received any cash compensation from the Company for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by October 25, 2024, or by the applicable deadline as may be extended, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the passing of the Extension Proposal.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE COMPANY’S BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if passed, will allow the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman of the Extraordinary General Meeting may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be approved.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote thereon, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable the passing of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to the Company as of October 1, 2024, with respect to the Company’s Ordinary Shares held by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s Ordinary Shares;

●	each of the Company’s executive officers and directors; and

●	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 7,089,996 Ordinary Shares outstanding as of October 1, 2024, comprised of 3,389,996 Class A Ordinary Shares and 3,700,000 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the Company’s outstanding warrants because such securities are not exercisable within 60 days of October 1, 2024.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
HCG Opportunity II, LLC (the Sponsor)(2)(3)	—	—	3,500,000	94.6%	49.4%
M. Joseph Beck(4)	—	—	—	—	—
Gloria Fu(4)	—	—	—	—	—
Nicholas Geeza	—	—	—	—	—
Thomas D. Hennessy(2)(3)	—	—	3,500,000	94.6%	49.4%
Garth Mitchell(4)	—	—	—	—	—
Javier Saade(4)	—	—	—	—	—
All directors and executive officers as a group (6 individuals)(2)	—	—	3,500,000	94.6%	49.4%
Other 5% Shareholders
Global Technology Acquisition I Sponsor LP(5)	1,300,000	38.3%	164,000	4.4%	20.6%
Maverick Capital, Ltd.(6)	1,200,000	35.4%	—	—	16.9%

(1)	Unless otherwise noted, the business address of each of the Company’s shareholders is 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89488.

(2)	Interests shown consist solely of Class B Ordinary Shares. Such shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein.

(3)	The shares reported in the table above are held in the name of the Sponsor. HCG Opportunity II MM, LLC is the managing member of the Sponsor, and Thomas D. Hennessy and Daniel J. Hennessy are the managing members of HCG Opportunity II MM, LLC. Each of HCG Opportunity II MM, LLC, Thomas D. Hennessy and Daniel J. Hennessy have beneficial ownership, shared voting power and shared dispositive power with regards to the Ordinary Shares held of record by the Sponsor.

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(4)	Each of our independent directors is, directly or indirectly, a member of the Sponsor or has direct or indirect economic interests in the Sponsor, and each of them disclaims any beneficial ownership of any shares held by the Sponsor except to the extent of his or her ultimate pecuniary interest.

(5)	The shares reported in the table above are held in the name of the Former Sponsor. Global Technology Acquisition I Sponsor GP Ltd. is the general partner of the Former Sponsor and has voting and investment discretion with respect to the Ordinary Shares held of record by the Former Sponsor. The business address for the reporting persons is 19 West 24th St., 10th Floor, New York, New York 10010.

(6)	According to a Schedule 13D/A jointly filed on February 14, 2024 by Maverick Capital, Ltd. (“Maverick Capital”), Maverick Capital Management, LLC, Maverick Fund USA, Ltd., Maverick Long Enhanced Fund, Ltd., Maverick Fund II, Ltd., Maverick Long Fund, Ltd. and Lee S. Ainslie III (collectively, “Maverick”), Maverick Capital beneficially owns 1,200,000 GTAC Class A Ordinary Shares outstanding. The business address for the reporting persons is 1900 N. Pearl Street, 20th Floor, Dallas, Texas 75201.

The Company’s Insider Shareholders beneficially own approximately 70.0% of the issued and outstanding ordinary shares and have the right to elect all of the Company’s directors prior to the Company’s initial business combination as a result of holding all of the Class B Ordinary Shares. Holders of the Company’s public shares will not have the right to appoint any directors to the Company’s Board prior to the Company’s initial business combination. In addition, because of their ownership block, the Company’s Insider Shareholders may be able to effectively control the outcome of all other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions.

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SHAREHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company.

If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by October 25, 2024, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89488, or (307) 203-7980, to inform the Company of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Global Technology Acquisition Corp. I

195 US Hwy 50, Suite 309

Zephyr Cove, Nevada 89488

Telephone: (307) 203-7980

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Telephone:

Email:

If you are a shareholder of the Company and would like to request documents, please do so by, (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

, 2024

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ANNEX A

THE COMPANIES ACT (AS REVISED) OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

GLOBAL TECHNOLOGY ACQUISITION CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [●] 2024 AND EFFECTIVE ON [●] 2024)

A-1

THE COMPANIES ACT (AS REVISED) OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

GLOBAL TECHNOLOGY ACQUISITION CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [●] 2024 AND EFFECTIVE ON [●] 2024)

1.	The name of the Company is Global Technology Acquisition Corp. I

2.	The registered office of the Company shall be at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place as the Directors may from time to time decide.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4.	The liability of each Member is limited to the amount unpaid on such Member’s shares.

5.	The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6.	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7.	Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

A-2

THE COMPANIES ACT (AS REVISED) OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

GLOBAL TECHNOLOGY ACQUISITION CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [●] 2024 AND EFFECTIVE ON [●] 2024)

1.	INTERPRETATION

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these amended and restated articles of association of the Company.

“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor”	means the person (if any) for the time being performing the duties of auditor of the Company.

“Business Combination”	means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into such Business Combination; and (b) must not be effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

A-3

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Company”	means the above-named company.

“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the NASDAQ Stock Market.

“Directors”	means the directors for the time being of the Company.

“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act (as revised) of the Cayman Islands.

“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO”	means the Company’s initial public offering of securities.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the amended and restated memorandum of association of the Company.

A-4

“Nominating Committee”	means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Officer”	means a person appointed to hold an office in the Company.

“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”	means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.

“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Representative”	means a representative of the Underwriters.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution”	subject to Article 29.4, Article 47.1 and Article 47.2, has the same meaning as in the Statute, and includes a unanimous written resolution.

“Sponsor”	means Global Technology Acquisition I Sponsor LP, a Cayman Islands exempted limited partnership, and its successors or assigns.

“Statute”	means the Companies Act (as revised) of the Cayman Islands.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act.

A-5

“Trust Account”	means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2	In these Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	the term “and/or” is used herein to mean both “and” as well as “or”. The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)	any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law;

(l)	sections 8 and 19(3) of the Electronic Transactions Law shall not apply;

(m)	the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2.	COMMENCEMENT OF BUSINESS

2.1	The business of the Company may be commenced as soon after incorporation as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

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3.	ISSUER OF SHARES AND OTHER SECURITIES

3.1	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.2	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3	The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4	The Company shall not issue Shares to bearer.

4.	REGISTER OF MEMBERS

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2	The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5.	CLOSING THE REGISTER OF MEMBERS OR FIXING A RECORD DATE

5.1	For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

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6.	CERTIFICATES FOR SHARES

6.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4	Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5	Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7.	TRANSFER OF SHARES

7.1	Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2	The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8.	REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1	Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares.

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

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(b)	Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2	Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4	The Directors may accept the surrender for no consideration of any fully paid Share.

9.	TREASURY SHARES

9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10.	VARIATION OF RIGHTS OF SHARES

10.1	Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11.	COMMISSION ON SALE OF SHARES

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

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12.	NON RECOGNITION OF TRUSTS

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13.	LIEN ON SHARES

13.1	The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3	To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4	The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14.	CALL ON SHARES

14.1	Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4	If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

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14.5	An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7	The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8	No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15.	FORFEITURE OF SHARES

15.1	If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2	If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3	A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4	A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5	A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6	The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16.	TRANSMISSION OF SHARES

16.1	If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

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16.2	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17.	CLASS B ORDINARY SHARE CONVERSION

17.1	The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the Conversion Rights referred to in this Article.

17.2	Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically on the day of the closing of a Business Combination.

17.3	Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of loans made to the Company.

17.4	Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5	The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

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17.6	Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7	References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18.	AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIAITON AND ALTERATION OF CAPITAL

18.1	The Company may by Ordinary Resolution:

(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)	cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2	All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3	Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, Article 29.4, Article 47.1 and Article 47.2, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to the Articles;

(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)	reduce its share capital or any capital redemption reserve fund.

19.	OFFICES AND PLACE OF BUSINESS

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

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20.	GENERAL MEETINGS

20.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2	The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3	The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4	Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21.	NOTICE OF GENERAL MEETINGS

21.1	At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety five per cent. in par value of the Shares giving that right.

21.2	The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22.	PROCEEDINGS AT GENERAL MEETINGS

22.1	No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4	If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

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22.5	The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6	If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7	The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8	When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9	If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11	A resolution put to the vote of the meeting shall be decided on a poll.

22.12	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23.	VOTES OF MEMBERS

23.1	Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, Article 47.1 and Article 47.2, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2	In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

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23.4	No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5	No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6	Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7	A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24.	PROXIES

24.1	The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non-natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2	The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3	The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4	The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25.	CORPORATE MEMBERS

25.1	Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

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25.2	If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26.	SHARES THAT MAY NOT BE VOTED

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27.	DIRECTORS

27.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2	The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the election of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A Director elected to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

28.	POWERS OF DIRECTORS

28.1	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2	All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

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28.4	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29.	APPOINTMENT AND REMOVAL OF DIRECTORS

29.1	Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4	Prior to the closing a Business Combination, Article 29.1 may only be amended by a Special Resolution which shall include the affirmative vote of a simple majority of the Class B Shares.

30.	VACATION OF OFFICE OF DIRECTOR

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director;

(b)	the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office;

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

(d)	the Director is found to be or becomes of unsound mind ; or

(e)	all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31.	PROCEEDINGS OF DIRECTORS

31.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3	A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4	A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

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31.5	A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6	The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7	The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8	All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9	A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32.	PRESUMPTION OF ASSENT

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33.	DIRECTORS’ INTERESTS

33.1	A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2	A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3	A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4	No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

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33.5	A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34.	MINUTES

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

35.	DELEGATION OF DIRECTORS’ POWERS

35.1	The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2	The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3	The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4	The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5	The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

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35.6	The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36.	NO MINIMUM SHAREHOLDING

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37.	REMUNERATION OF DIRECTORS

37.1	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38.	SEAL

38.1	The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2	The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3	A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39.	DIVIDENDS, DISTRIBUTIONS AND RESERVES

39.1	Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

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39.2	Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4	The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5	Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6	The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7	Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Dividend or other distribution shall bear interest against the Company.

39.9	Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40.	CAPITALISATION

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

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41.	BOOKS OF ACCOUNT

41.1	The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2	The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3	The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42.	AUDIT

42.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2	Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

42.3	If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

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43.	NOTICES

43.1	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2	Where a notice is sent by:

(a)	courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)	post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)	cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)	e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4	Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44.	WINDING UP

44.1	If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)	the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)	if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

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44.2	If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Companies Act, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45.	INDEMNITY AND INSURANCE

45.1	Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2	The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46.	FINANCIAL YEAR

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47.	TRANSFER BY WAY OF CONTINUATION

47.1	If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands. For the purposes of a Special Resolution to be passed pursuant to this Article, a holder of Class B Shares shall have ten votes for every Class B Share of which he is the holder and a holder of Class A Shares shall have one vote for every Class A Share of which he is the holder.

47.2	Prior to the closing a Business Combination, Article 47.1 may only be amended by a Special Resolution which shall include the affirmative vote of a simple majority of the Class B Shares.

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48.	MERGERS AND CONSOLIDATIONS

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49.	BUSINESS COMBINATION

49.1	Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account ((net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.3	If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5	Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

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49.6	A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7	In the event that the Company does not consummate a Business Combination by [●], 20[●] (or [●], 20[●] at the election of the Company on a monthly basis for up to [●] times by an additional one month each time, or such later time as the Members may approve in accordance with the Articles (the “Business Combination Longstop Date”), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8	In the event that any amendment is made to this Article:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before the Business Combination Longstop Date; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10	After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.

49.11	A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.12	As long as the securities of the Company are listed on the NASDAQ Stock Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

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49.13	The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to complete a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

50.	BUSINESS OPPORTUNITIES

50.1	To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2	Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★ ★ ★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GLOBAL TECHNOLOGY ACQUISITION CORP. I

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the extraordinary general meeting online, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/gtac/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH PROPOSALS.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Date	Signature	Date

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/gtac/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

GLOBAL TECHNOLOGY ACQUISITION CORP. I

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of and (each, a "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of shareholders of Global Technology Acquisition Corp. I to be held on , 2024 at Eastern Time, virtually via live webcast at **https://www.cstproxy.com/gtac/2024** or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)